UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2021

RYDER SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11690 NW 105th Street		33178
Miami,	Florida	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (305) 500-3726

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	R	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note

On May 10, 2021, Ryder System, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the voting results of its 2021 Annual Meeting. This Amendment is being filed solely to correct the descriptions of Proposal 4 and Proposal 5 in the Initial 8-K, which inadvertently did not accurately describe the relevant proposals. Except for the descriptions of Proposal 4 and Proposal 5, all information, including voting totals and results, set forth in the Initial 8-K remains unchanged.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders held on May 7, 2021, our shareholders voted as indicated below on the following proposals. All proposals other than Proposal 5 passed and each director nominee was re-elected.

1.Election of eleven directors for a one-year term of office expiring at the 2022 Annual Meeting.

Nominees	For	Against	Abstain	Broker Non-Votes
Robert J. Eck	42,998,121	1,591,304	52,729	3,860,034
Robert A. Hagemann	44,526,685	63,253	52,216	3,860,034
Michael F. Hilton	43,197,192	1,391,188	53,774	3,860,034
Tamara L. Lundgren	43,972,411	620,014	49,729	3,860,034
Luis P. Nieto	42,091,625	2,498,666	51,863	3,860,034
David G. Nord	44,528,732	59,794	53,628	3,860,034
Robert E. Sanchez	42,305,427	2,231,920	104,807	3,860,034
Abbie J. Smith	42,343,541	2,250,450	48,163	3,860,034
E. Follin Smith	41,362,008	3,224,752	55,394	3,860,034
Dmitri L. Stockton	43,497,034	1,088,111	57,009	3,860,034
Hansel E. Tookes, II	42,532,182	2,054,856	55,116	3,860,034

2. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered certified public          accounting firm for the 2021 fiscal year.

For	Against	Abstain	Broker Non-Votes
47,200,268	1,246,365	55,555	3,860,034
3. Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
40,655,837	2,402,472	1,583,845	3,860,034
4. Approval of the Amendment to the 2019 Equity and Incentive Compensation Plan.

For	Against	Abstain	Broker Non-Votes
40,544,299	4,002,935	94,920	3,860,034
5. Shareholders proposal regarding written consent.

For	Against	Abstain	Broker Non-Votes
14,545,696	29,961,916	134,542	3,860,034

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2021	RYDER SYSTEM, INC. (Registrant)
	By:	/s/ Robert D. Fatovic
	Name:	Robert D. Fatovic
	Title:	Executive Vice President, Chief Legal Officer & Corporate Secretary